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                                                                    EXHIBIT 23.1

                            LEGAL COUNSEL'S CONSENT

                                                               December 17, 1999

  We consent to the filing of our opinion as an Exhibit to the Registration Statement on Form S-3.

                                                 Very truly yours,

                                                /s/ Dickinson, Wright PLLC